TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

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Oliver Jakob

I, Oliver Jakob, appoint Christopher J. Madin and Jacob Manzoor, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Oliver Jakob	Dated as of: 2/18/2025
Oliver Jakob

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of 2/18/2025
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

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Lindsay Mastroianni

I, Lindsay Mastroianni, appoint Christopher J. Madin and Jacob Manzoor, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lindsay Mastroianni	Dated as of: 2/18/2025
Lindsay Mastroianni

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of 2/18/2025
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

------------

James O’Grady

I, James O’Grady, appoint Christopher J. Madin and Jacob Manzoor, individually, my true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ James O’Grady	Dated as of: 2/18/2025
James O’Grady

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of 2/18/2025
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

------------

Lisa M. Proch

I, Lisa M. Proch, appoint Christopher J. Madin and Jacob Manzoor, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa M. Proch	Dated as of: 2/18/2025
Lisa M. Proch

APPENDIX A

Talcott Resolution Life and Annuity Insurance Company
Power of Attorney dated as of 2/18/2025
Filed on Form N-6
File Numbers:

333-07471
333-83057
333-88787
333-148815